Exhibit 10.73

Jeffrey A. Masoner Vice President Partner Solutions
verizon
Interconnection Services Policy & Planning

One Verizon Way
VC32W-421
Basking Ridge, NJ 07920

Tel.: 908-559-4610 Fax: 908-
766-3495
jeffrey.a.masoner@verizon.com

April 10, 2007

Richard N. Koch
President RNK, Inc. 333
Elm Street, Suite 310
Dedham, MA 02026

Re:	Requested Adoption Under Section 252(i) of the Communications Act

Dear Mr. Koch:

Verizon Washington, DC Inc. (“Verizon”), a New York corporation, with principal place of business at 2055 L Street, NW, 5th Floor, Washington, DC 20036, has received correspondence stating that RNK, Inc. (“RNK”), a Massachusetts corporation, with principal place of business at 333 Elm Street, Suite 310, Dedham, MA 02026 wishes, pursuant to Section 252(i) of the Communications Act, to adopt the terms of the Interconnection Agreement between BCN Telecom, Inc. (“BCN”) and Verizon that was approved by the District of Columbia Public Service Commission (the “Commission”) as an effective agreement in the District of Columbia, as such agreement exists on the date hereof after giving effect to operation of law (the “Terms”). I understand RNK has a copy of the Terms. Please note the following with respect to RNK’s adoption of the Terms.

1.	By RNK’s countersignature on this letter, RNK hereby represents and agrees to the following seven points:

	A.	RNK adopts (and agrees to be bound by) the Terms and, in applying the Terms, agrees that RNK shall be substituted in place of BCN Telecom, Inc. and BCN in the Terms wherever appropriate.

B.

For the avoidance of any doubt, adoption of the Terms does not include adoption of any provision imposing an unbundling obligation on Verizon (i) that no longer applies to Verizon under the Report and Order and Order on Remand (FCC 03-36) released by the Federal Communications Commission (“FCC”) on August 21, 2003 in CC Docket Nos. 01-338, 96-98, 98-147 (“Triennial Review Order”), or the Order on Remand in WC Docket No. 04-313 and CC Docket No. 01-338, released by the FCC on February 4, 2005 (the “TRO Remand Order”), or (ii) that is otherwise not required by 47 U.S.C. Section 251(c)(3) or by 47 C.F.R. Part 51.

C.	Notice to RNK and Verizon as may be required or permitted under the Terms shall be provided as follows:

To RNK, Inc.:

Attention: Douglas Denny-Brown
General CounseW.P. Regulatory Affairs
333 Elm Street, Suite 310
Dedham, MA 02026
Telephone Number: (781) 613-6100, Ext.: None
Facsimile Number: (781) 297-9836
Internet Address: gcounsel@rnktel.com

To Verizon:

Director-Negotiations
Verizon Partner Solutions
600 Hidden Ridge
HQEWMNOTICES
Irving, TX 75038
Facsimile Number: (972) 719-1519
Internet Address: wmnotices@verizon.com

with a copy to:

Vice President and Deputy General Counsel
Verizon Partner Solutions
1515 N. Court House Road
Suite 500
Arlington, VA 22201
Facsimile: (703) 351-3664

D.

RNK represents and warrants that it is a certified provider of local telecommunications service in the District of Columbia, and that its adoption of the Terms will cover services in the District of Columbia only.

E.

In the event an interconnection agreement between Verizon and RNK is currently in effect in the District of Columbia (the “Original ICA”), this adoption shall be an amendment and restatement of the operating terms and conditions of the Original ICA, and shall replace in their entirety the terms of the Original ICA. This adoption is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction with respect to the Original ICA. Any outstanding payment obligations of the parties that were incurred but not fully performed under the Original ICA shall constitute payment obligations of the parties under this adoption.

F.

Verizon’s standard pricing schedule for interconnection agreements in the District of Columbia (as such schedule may be amended from time to time) (attached as Appendix A hereto) shall apply to RNK’s adoption of the Terms. RNK should note that the aforementioned pricing schedule may contain rates for certain services the terms for which are not included in the Terms or that are otherwise not part of this adoption, and may include phrases or wording not identical to those utilized in the Terms. In an effort to expedite the adoption process, Verizon has not deleted such rates from the pricing schedule or attempted to customize the wording in the pricing schedule to match the Terms. However, the inclusion of such rates in no way obligates Verizon to provide the subject services and in no way waives Verizon’s rights, and the use of different wording or phrasing in the pricing schedule does not alter the obligations and rights set forth in the Terms.

G.

RNK’s adoption of the Terms shall become effective on March 23, 2007. Verizon shall file this adoption letter with the Commission promptly upon receipt of an original of this letter countersigned by RNK as to the points set out in Paragraph One hereof. The term and termination provisions of the Terms shall govern RNK’s adoption of the Terms.

2.

As the Terms are being adopted by RNK pursuant to Section 252(i) of the Act, Verizon does not provide the Terms to you as either a voluntary or negotiated agreement. The filing and performance by Verizon of the Terms does not in any way constitute a waiver by Verizon of any position as to the Terms or a portion thereof, nor does it constitute a waiver by Verizon of all rights and remedies it may have to seek review of the Terms, or to seek review in any way of any provisions included in the Terms as a result of RNK’s adoption of the Terms.

3.

Nothing herein shall be construed as or is intended to be a concession or admission by Verizon that any provision in the Terms complies with the rights and duties imposed by the Act, the decisions of the FCC and the Commission, the decisions of the courts, or other law, and Verizon expressly reserves its full right to assert and pursue claims arising from or related to the Terms.

4.	Verizon reserves the right to deny RNK’s application of the Terms, in whole or in part, at any time:

	A.	when the costs of providing the Terms to RNK are greater than the costs of providing them to BCN;

	B.	if the provision of the Terms to RNK is not technically feasible; and/or

	C.	to the extent that Verizon otherwise is not required to make the Terms available to RNK under applicable law.

5.

For the avoidance of any doubt, please note that adoption of the Terms will not result in reciprocal compensation payments for Internet traffic. Verizon has always taken the position that reciprocal compensation was not due to be paid for Internet traffic under section 251(b)(5) of the Act. Verizon’s position that reciprocal compensation is not to be paid for Internet traffic was confirmed by the FCC in the Order on Remand and Report and Order adopted on April 18, 2001 (“FCC Internet Order), which held that Internet traffic constitutes “information access” outside the scope of the reciprocal compensation obligations set forth in section 251(b)(5) of the Act.[1] Accordingly, any compensation to be paid for Internet traffic will be handled pursuant to the terms of the FCC Internet Order, not pursuant to adoption of the Terms.[2] Moreover, in light of the FCC Internet Order, even if the Terms include provisions invoking an intercarrier compensation mechanism for Internet traffic, any reasonable amount of time permitted for adopting such provisions has expired under the FCC’s rules implementing section 252(i) of the Act.[3] In fact, the FCC Internet Order made clear that carriers may not adopt provisions of an existing interconnection agreement to the extent that such provisions provide compensation for Internet traffic.[4]

6.	Should RNK attempt to apply the Terms in a manner that conflicts with Paragraphs Two through Paragraphs Five above, Verizon reserves its rights to seek appropriate legal and/or equitable relief.

7.

In the event that a voluntary or involuntary petition has been or is in the future filed against RNK under bankruptcy or insolvency laws, or any law relating to the relief of debtors, readjustment of indebtedness, debtor reorganization or composition or extension of debt (any such proceeding, an “Insolvency Proceeding”), then: (A) all rights of Verizon under such laws, including, without limitation, all rights of Verizon under 11 U.S.C. § 366, shall be preserved, and RNK’s adoption of the Terms shall in no way impair such rights of Verizon; and (B) all rights of RNK resulting from RNK’s adoption of the Terms shall be subject to and modified by any Stipulations and Orders entered in the Insolvency Proceeding, including, without limitation, any Stipulation or Order providing adequate assurance of payment to Verizon pursuant to 11 U.S.C. § 366.

[1]

Order on Remand and Report and Order, In the Matters of: Implementation of the Local Competition Provisions in the Telecommunications Act of 1996 and Intercarrier Compensation for ISP-Bound Traffic, CC Docket No. 99-68 (rel. April 27, 2001) rFCC Remand Order, 1144, remanded, WorldCom, Inc. v. FCC, No. 01-1218 (D.C. Cir. May 3, 2002). Although the D.C. Circuit remanded the FCC Remand Order to permit the FCC to clarify its reasoning, it left the order in place as governing federal law. See WorldCom, Inc. v. FCC, No. 01-1218, slip op. at 5 (D.C. Cir. May 3, 2002).

[2]

For your convenience, an industry letter distributed by Verizon explaining its plans to implement the FCC Internet Order can be viewed at Verizon’s Customer Support Website at URL www.verizon.corn/wise (select Verizon East Customer Support, Business Resources, Customer Documentation, Resources, Industry Letters, CLEC, May 21, 2001 Order on Remand).

[3]	See, e.g., 47 C.F.R. Section 51.809(c).
[4]	FCC Internet Order,’ 82.

SIGNATURE PAGE

Please arrange for a duly authorized representative of RNK to sign this letter in the space provided below and return it to Verizon.

Sincerely,

VERIZON WASHINGTON, DC INC.

By: /s/ Jeffrey A. Masoner
Jeffrey A. Masoner
Vice President

By: /s/ Jeffrey A. Masoner
Jeffrey A. Masoner
Vice President – Interconnection Services Policy & Planning

Reviewed and countersigned as to points A, B, C, D, E, F and G of Paragraph 1. By execution, RNK does not necessarily assent agreement, and in certain circumstances, disagrees with Verizon’s positions, interpretations of law, and/or statements in Paragraphs 2, 3, 4, 5, 6 and 7 and reserves all rights that may be affected by such.

RNK, INC.

By: /s/ Richard N. Koch
Richard N. Koch
President

Attachment

APPENDIX A1
(WASHINGTON, D.C.)
111.11

A. INTERCONNECTION2

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

I. Reciprocal Compensation Traffic Termination
Reciprocal Compensation Traffic End Office Rate	$.003/MOU	Not applicable
Reciprocal Compensation Traffic Tandem Rate	$.005/MOU

II. Entrance facilities, and transport, as appropriate, for Interconnection at Verizon End Office, Tandem Office, or other Point of Interconnection	Per Verizon FCC Interstate Tariff No. 1, Section 6.9.1. for Feature Group D service, as amended from time to time.

Illustrative:

Interstate non-recurring: $1, plus $1 switched access connection charge per trunk; DS-1 entrance facility $210-$212/Month

1 This Appendix may contain rates for (and/or reference) services, facilities, arrangements and the like that Verizon does not have an obligation to provide under the Agreement (e.g., services, facilities, arrangements and the like that Verizon is not required to provide under Section 251 of the Act). Notwithstanding any such rates (and/or references) and, for the avoidance of any doubt, nothing in this Appendix shall be deemed to require Verizon to provide a service, facility, arrangement or the like that the Agreement does not require Verizon to provide, or to provide a service, facility, arrangement or the like upon rates, terms or conditions other than those that may be required by the Agreement.

All rates and charges set forth in this Appendix shall apply until such time as they are replaced by new rates and/or charges as the Commission or the FCC may approve or allow to go into effect from time to time, subject however, to any stay or other order issued by any court of competent jurisdiction. In addition to any rates and charges set forth herein, Verizon, effective as of March 11, 2005, may, but shall not be required to, charge (and RNK shall pay) any rates and charges that apply to a CLEC’s embedded base of certain UNEs pursuant to the FCC’s Order on Remand, Unbundled Access to Network Elements; Review of the Section 251 Unbundling Obligations of Incumbent Local Exchange Carriers, WC Docket No. 04-313, CC Docket No. 01-338 (FCC rel. Feb. 4, 2005), the foregoing being without limitation of other rates and charges that may apply under subsequent FCC orders or otherwise. In addition, as set forth in Industry Notices, access tariff rates and/or other applicable non-UNE rates may apply for certain facilities and arrangements that are no longer available as unbundled network elements or combinations thereof.

          Unless a citation is provided to a generally applicable Verizon tariff, all listed rates and services are available only to RNK when purchasing these services for use in the provision of Telephone Exchange Service, and apply only to Reciprocal Compensation Traffic and local Ancillary Traffic. Verizon rates and services for use by RNK in the carriage of Toll Traffic shall be subject to Verizon’s tariffs for Exchange Access Service. Adherence to these limitations is subject to a reasonable periodic audit by Verizon.

2 All rates and charges specified herein are pertaining to the Interconnection Attachment.

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Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Ill. Fiber Meet	To be charged in accordance with the requirements of the Interconnection Attachment

IV. Tandem Transit Traffic Service	Per interstate access tariff as amended from time to time [Verizon FCC 1 Sec. 6.9.1.B] for tandem switching and tandem switched transport	Per interstate [BA FCC 1 Sec. 6.9.1.] access tariffs for Feature Group D service and DC PSC 218, as applicable.

7	Washington, D.C. Comprehensive -11/13/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

B. UNBUNDLED NETWORK ELEMENTS3 4	Available as listed herein and in interstate and intrastate tariffs, and pursuant to the UNE Attachment as amended from time to time
I. Unbundled Elements

II. Unbundled Loops 2 Wire Analog (POTS Loops) & 4 Wire Loops

	$8.49/2 wire	Service Order
	loop/Month	$5.00

	$19.97 /4 wire	Installation:
	loop/Month	Initial and each additional; w/o premises visit $14.00 w/visit $28.00

2 Wire Customer Specified Signaling Loop	$10.52	Service Order:
$5.00
Installation:
Initial and each additional; $14.00 w/o visit, $28.00 IN/visit

3 All rates and charges specified herein are pertaining to the Unbundled Network Elements Attachment. The rates set forth herein are subject to, and shall not have the effect of limiting, footnote 1 above. Verizon does not agree that UNE prices must be based solely on forward-looking costs, and Verizon reserves the right to change UNE prices to conform to any modification of the FCC’s UNE pricing rules. Verizon may, but shall not be required to, implement any rate increases or new charges that the FCC may authorize or permit for unbundled network elements, combinations of unbundled network elements, or related services, by issuing to RNK a schedule of such rate increases and/or new charges, provided that the applicable provisions of the FCC order(s) authorizing or permitting such rate increases or new charge are not subject to a stay issued by any court of competent jurisdiction. Any such rate increases or new charges shall take effect on the date indicated in the schedule issued by Verizon, but no earlier than the date established by the FCC, and shall be paid by RNK in accordance with the terms of the Agreement. Any such rate increases and new charges that the FCC may establish shall be in addition to, and not in limitation of, any rate increases and new charges that the r*State Commission TXT*•*1 may approve or that Verizon may otherwise implement under the Agreement or applicable tariffs. Nothing set forth in this footnote shall: 1) be deemed an admission of Verizon as to whether the FCC may set rates for unbundled network elements, combinations of unbundled network elements, or related services, or 2) limit Verizon’s right to appeal, seek reconsideration of, or otherwise seek to have stayed, modified, reversed, or invalidated any limit the FCC may seek to impose on Verizon’s rates and charges.

4 For the avoidance of any doubt, in addition to any rates and charges set forth herein, Verizon, effective as of March 11, 2005, may, but shall not be required to, charge (and RNK shall pay) any rates and charges that apply to a CLEC’s embedded base of certain UNEs pursuant to the TRRO, the foregoing being without limitation of other rates and charges that may apply under subsequent FCC orders or otherwise; in addition, as set forth in Industry Notices, access tariff rates and/or other applicable non-UNE rates may apply for certain facilities and arrangements that are no longer available as unbundled network elements or combinations thereof.

8	Washington, D.C. Comprehensive -11/13/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

4 Wire Customer Specified Signaling Loop	$19.97	Service Order:
		$5.00
		Installation:
		Initial and each additional; $14.00 w/o visit, $28.00 w/visit

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Service or Element Description:	Recurring Charges:	Non-Recurring Charge:

ISDN BRI Loops	$12.36	Service Order
		$9.01
		Installation:
		If premises visit not required, initial - $19.99 & each additional loop $19.75

		If premises visit required, initial loop - $101.79

		If premises visit required, additional loop - $43.11

ISDN PRI Loop	$72.65
DS-1 Loops	$72.65	Service Order:
		$9.01
		Installation:
		If premises visit not required, initial $40.27& each additional loop - $23.53

		If premises visit required, initial loop - $157.27

		If premises visit required, additional loop - $98.59

DS3 Loop	$593.30	Service Order:
		$45.98
		Installation w/o
		visit: $158.27
		initial and additional.
		Installation
		w/visit: $352.55 initial; $282.75 each additional

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Service or Element Description:	Recurring Charges:	Non-Recurrinq Charge:

2 Wire ADSL compatible Loops	$8.49	Service Order:
		$10.94
2 Wire SDSL compatible Loops		Installation:
2 Wire IDSL compatible Loops		If premises visit not required, initial $19.99 & each additional loop - $16.51

		If premises visit required, initial loop - $101.79

		If premises visit required, additional loop - $43.11

2 Wire HDSL compatible Loops	$8.49	Service Order:
		$10.94
		Installation w/o
		visit: $39.73 initial, $16.51 each additional.
		Installation
		w/visit: $153.79 initial, $55.26 each additional

4 Wire HDSL Loops	$72.65	Service Order:
		$10.94
		Installation w/o
		visit: $39.73 initial, $16.51 each additional.
		Installation
		w/visit: $153.79 initial, $55.26 each additional

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Service or Element Description:	Recurring Charges:	Non-Recurring Charge:

Digital Four Wire (56 KD) Loop	$19.97	Initial:
		Normal Service Order $9.01 Installation w/o
		visit: $40.27 initial, $23.53 each additional
		Installation
		w/visit $154.33 initial, $62.28 each additional.

		Manual Surcharge:
		$18.00

		Expedite Service Order
		$9.01
		Installation w/o
		visit: $57.60 initial
		Installation
		w/visit: $174.78 initial. Manual surcharge: $22.23 Expedite - $22.23

HOT CUTS
2 Wire Hotcut Loop
Service Order		$5.00
Installation w/o Preni Visit Initial		$14.00
Installation w/o Prem Visit-Each Additional		$14.00
Installation w/Prem Visit Initial		$28.00
Installation w/Prem Visit Additional		$28.00
Line Port Hotcut
Service Order		$5.00
Installation-Initial		$10.63
4 Wire Hotcut Loop
Service Order		$5.00
Installation w/o Prem Visit Initial		$14.00
Installation w/o Prem Visit Additional		$14.00
Installation w/Prem Visit Initial		$28.00
Installation w/Prem Visit Additional		$28.00

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Digital Loops and Digital Designed Loops (Conditioning)
Standard Digital Loops	All:	All:
	$.49/ Mechanized	$95.52/
	Loop Qualification per	Manual Loop
	Loop Request	Qualification
per
Provisioned
Loop
Cooperative
Testing:
$34.92

Addition of Loop Electronics		All:
$938.26
Expedite:
$946.08

2 Wire ADSL compatible Loops (up to 12,000 feet)	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

2 Wire ADSL compatible Loops (up to 18,000 feet)	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

2 Wire HDSL compatible Loops (up to 12,000 feet)	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

4 Wire HDSL compatible Loops (up to 12,000 feet)	See rates for 4 Wire HDSL Loops as set forth above

2 Wire SDSL compatible loops	See rates for 2 Wire SDSL Loops as set forth above

2 Wire IDSL compatible loops (up to 18,000 feet)	See rates for 2 Wire IDSL Loops as set forth above

13	Washington, D.C. Comprehensive - 11113/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Digital Designed Loop
2 Wire ADSL compatible Loop (up to 12,000 feet) with Bridged Tap removal	See rates for 2 Wire ADSL Loops as set forth above	$282.60 Removal of one Bridged Tap per Request

$688.26 Removal of Multiple Bridged Taps per Loop per Request

$137.52 Engineering Query

$658.63 Engineering Work Order Charge

2 Wire ADSL compatible Loop (up to 18,000 feet) with Bridged Tap removal	See rates for 2 Wire ADSL Loops as set forth above
$282.60 Removal of one Bridged Tap per Request

$688.26 Removal of Multiple Bridged Taps per Loop per Request

$137.52 Engineering Query

$658.63 Engineering Work Order Charge

14	Washington, D.C. Comprehensive - 11/13/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

2 Wire Digital Designed Metallic Loop (up to 30,000 Feet) Non-loaded with Bridged Tap options	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above
$1,253.83 Required Removal of Load Coils (up to 21,000 feet)

$1,667.63 Required Removal of Load Coils (up to 27,000 feet)

$282.60 Removal of one Bridged Tap per Request

$688.26 Removal of Multiple Bridged Taps per Loop per Request

$137.52 Engineering Query

$658.63 Engineering Work Order Charge

2 Wire Digital Designed Metallic Loop with ISDN Loop Extension Electronics	See rates for 2 Wire ISDN Loops as set forth above
$1,253.83 Required Removal of Load Coils (up to 21,000 feet)

$1,667.63 Required Removal of Load Coils (up to 27,000 feet)

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Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

$938.26 Expedited $946.08 Addition of Range Electronics

$137.52 Engineering Query

$658.63 Engineering Work Order Charge

2 Wire HDSL compatible Loops (up to 12,000 feet) with Bridged Tap removal	See rates for 2 Wire HDSL Loops as set forth above
$282.60 Removal of one Bridged Tap per Request

$688.26 Removal of Multiple Bridged Taps per Loop per Request

$137.52 Engineering Query

$658.63 Engineering Work Order Charge

4 Wire HDSL compatible Loops (up to 12,000 feet) with Bridged Tap removal	See rates for 4 Wire HDSL Loops as set forth above
$282.60 Removal of one Bridged Tap per Request

$688.26 Removal of Multiple Bridged Taps per Loop per Request

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Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

$137.52 Engineering Query

$658.63 Engineering Work Order Charge

2 Wire SDSL compatible Loops with Bridged Tap removal	See rates for 2Wire SDSL Loops as set forth above
$282.60 Removal of one Bridged Tap per Request

$688.26 Removal of Multiple Bridged Taps per Loop per Request

$137.52 Engineering Query

$658.63 Engineering Work Order Charge

2 Wire IDSL compatible Loops (up to 18,000 feet) with Bridged Tap removal	See rates for 2 Wire IDSL Loops as set forth above
$282.60 Removal of one Bridged Tap per Request

$688.26 Removal of Multiple Bridged Taps per Loop per Request

$137.52 Engineering Query

Line and Station Transfer[5]	N/A	$147.75/Loop

[5]	Line and Station Transfer applies where Verizon swaps facilities in order to provision a Copper Facility.

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Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

$658.63 Engineering Work Order Charge

Ill. Intrastate Collocation		All intrastate collocation services shall be charged at rates found in DC PSC218 as amended from time to time.

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IV. Line Splitting (also referred to as “Loop Sharing”[6]
A. Unbundled Local Loops

As Applicable per this Appendix A for UNE Local 2- Wire Digital (DSL qualified) Loops Monthly Recurring Charges and Non-Recurring Charges as amended from time to time. Includes, without limitation, Recurring 2-Wire Digital (DSL qualified) Loop Charges, Service Order Charge (per order), Service Connection Charge* (per loop), Service Connection-Other Charge* (per loop), and Provisioning charges. Also includes, without limitation, if applicable, Field Dispatch, TC Not Ready, Loop Qualification, Engineering Query, Engineering Work Order, Trouble Dispatch, Misdirects, Dispatch In, Out, and Dispatch Expedites, Installation Dispatch, Manual Intervention, Expedited, Digital Designed Recurring and Non-Recurring Charges

B. Other Charges	i. Regrade	$ NRC TBD’

ii. *Service Connection
*Service Connection/Other
A second Service Connection NRC and Service Connection/ Other NRC applies on New Loop Sharing Arrangements involving the connection of both voice and data connections.

	iii. Disconnect	A disconnect NRC applies, as applicable, on total Loop Sharing disconnects.

iv. Line and Station Transfers/Pair Swaps
An LST/Pair Swap NRC applies, as applicable, on LST activity performed on New Loop Sharing Arrangements.

C. Collocation Rates	As Applicable per this Appendix A.
Collocation Rates (including, without limitation, Splitter Connection and Installation Rates)

[6]

This Pricing Attachment incorporates by reference the rates set forth in the Agreement for the services and charges referenced herein. In the event this Pricing Attachment refers to a service that is not available under the Agreement, the Agreement shall control. Nothing in this Appendix A shall be deemed to require Verizon to provide a service that the Agreement does not require Verizon to provide.

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D. Line Splitting[7]*
E. Shared Collocation Rate Elements for Splitter Arrangements [8]
Application Fee	Not Applicable	Option A
Not Applicable unless adding line splitting terminations

Option C
Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time

Engineering & Implementation/Administration Fee	Not Applicable	Option A
Not Applicable unless adding line splitting terminations

Option C
Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time

Collocation Cross-Connect per 100 VG	Two 100 pair increment charges apply per 100 Line Splitting lines	Two 100 pair increment charges apply per 100 Line Splitting lines

	Option A	Option A
	Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time	Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time

	Option C	Option C
	Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time	Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time

[7] Option A: A RNK-provided splitter shall be provided, installed and maintained by RNK in its own Collocation arrangement. Rearrangements are the responsibility of RNK. Verizon dial tone is routed through the splitter in the RNK Collocation area.

Option C: Verizon will install, inventory and maintain RNK-provided splitter in Verizon space within the Serving Central Office of the lines being provided. Verizon will have control of the splitter and will direct any required activity.

* Both Option A and Option C assume there is an existing RNK Collocation arrangement.

[8] NOTE: Additional collocation-related rate elements for Line Splitting can be found in the DC PSC No. 218 tariff.

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SPOT Bay Frame & Terminations per 100 VG	Two 100 pair increment charges apply per 100 Line Splitting lines for Physical/SCOPE/CCOE	Two 100 pair increment charges apply per 100 Line Splitting lines for Physical/SCOPE/CCOE

	Option A	Option A
	Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time	Rates are as set forth in Verizon’s DC PSC No. 218 Tariff as amended from time to time

	Option C	Option C
	Not Applicable	Not Applicable

F. Unique Collocation Splitter Arrangement Rate Elements[9]
Splitter Installation per shelf	Not Applicable	Option A
Not Applicable (unless Verizon installs)

Option C (when Verizon Installs)
$1,287.36 per shelf

Option A Administration and Support per shelf[10]	Option A	Not Applicable
$36.17

Option C
Not Applicable

Option C Administration and Support per shelf	Option A	Not Applicable
Not Applicable

Option C
$36.17

Splitter Equipment and Support per shelf	Option A	Not Applicable
Not Applicable

Option C
$4.78

G. Individual Line Rate Elements
OSS	$0.00/transaction	Not Applicable
Cooperative Testing	Not Applicable	$34.92
Service Order	Not Applicable	Option A & C
Initial: $9.01
Expedite: $13.99

[9]	The “per shelf references refer to increments of 100 splitter ports (equivalent to 200 Voice Grade pair terminations).

[10]	The rate for Splitter Equipment assumes that each relay rack contains 14 splitter shelves, the rate applies only to the shelves that CLEC actually uses in a given relay rack.

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Installation w/o visit	Not Applicable	Option A & C
Initial: $39.42
Initial Expedite: $56.82

Option A & C
Additional: $19.75
Additional Expedite:
$28.25

Installation w/ visit	Not Applicable	Option A & C
Initial: $153.78
Initial Expedite: $230.72

Option A & C
Additional: $133.81
Additional Expedite:
$200.87

Manual Surcharge	Not Applicable	Initial: $25.56
Expedite: $41.23

Mechanized Loop Qualification Data Base	Option A	Not Applicable
$0.49/Link

Option C
$0.49/Link

Manual Loop Qualification	Not Applicable	Option A & C
$95.52

Engineering Query	Not Applicable	Option A & C
$137.52

Engineering Work Order	Not Applicable	Option A & C
$658.63

WideBand Test Access per line (optional)	Option A	Not Applicable
$1.72

Option C
$1.72

22	Washington, D.C. Comprehensive - 11/13/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

V. EEL Testing
2 Wire Analog Test Charge 2 Wire Digital Test	$0.43
Charge 4 Wire Analog Test Charge DS1Test Charge	$0.66
Digital Four Wire (56 or 64 kbps)/DDS Test Charge	$1.08
EEL Voice Grade/DSO Transport	$4.17
	$1.08
EEL VG/DSO Transport - Fixed (both ends) EEL

VG/DSO Transport - Per Mile	$28.08

Service Order	$0.02

Normal - $61.63
Installation		Expedite -
$78.08
Normal - $134.27
Manual Surcharge		Expedite -
$197.12
Normal - $7.95
VI. Distribution Subloop		Expedite - $9.83
Distribution Subloop - Two Wire New
Initial
	$3.87	Normal
Service Order
$8.98
Installation
$88.36
Manual
Surcharge:
$18.00
Expedite
Service Order
$11.42
Installation
$124.48 Manual
Additional		Surcharge:
$22.23

	$3.87	Normal
Installation
$32.01
Manual
Surcharge
$18.00
Expedite
Installation
$45.11
Manual
Surcharge
$22.23

23	Washington, D.C. Comprehensive - 11/13/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Loop Through
Initial	$3.87
		Normal
		Service Order $8.98
		Installation $202.11
		Manual Surcharge: $18.00
		Expedite
		Service Order $11.42
		Installation $292.74
		Manual Surcharge: $22.23
Additional	$3.87
		Normal
		Installation $121.05
		Manual Surcharge $18.00

		Expedite
		Installation $176.55
		Manual Surcharge $22.23
Distribution Subloop -Four Wire
New
Initial	$6.36	Normal
		Service Order $8.98
		Installation $105.78
		Expedite
		Service Order $11.42
		Installation $149.01

Additional	$6.36	Normal
		Installation $55.30
		Manual Surcharge $18.00

		Expedite
		Installation $77.91
		Manual Surcharge $22.23

24	Washington, D.C. Comprehensive - 11/13/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Loop Through
Initial	$6.36	Normal
		Service Order $8.98
		Installation $204.94
		Manual Surcharge: $18.00

		Expedite
		Service Order $11.42
		Installation $296.77

Additional	$6.36	Normal
		Installation $133.64
		Manual Surcharge $18.00

		Expedite
		Installation $195.34
		Manual Surcharge $22.23

25	Washington, D.C. Comprehensive - 11/13/06

Service Description or Element	Recurring Charges	Non Recurring Charges

VII. Network Interface Device
DS1 NID	$4.49
Stand-alone NID - 2 Wire	$1.01
Stand-alone NID - 4 Wire	$1.01
NID - 2 Wire per NID/month - NID-to-NID	$1.01
NID -4 Wire per NID/month - NID-to-NID	$1.01
NID - Shared NID (multiple loops in a single NID)	$0.39

Service Order		Normal - $9.01
		Expedited - $11.42
Field Dispatch		Normal - $55.67
		Expedited - $77.02
		Normal - $18.00
Manual Surcharge		Expedited - $22.23
TC not ready - per occasion		Normal - $73.10
		Expedited - $108.39
Time and Material - 1st 30 minutes - per occasion		Normal - $53.07
		Expedited - $74.75
Time and Material - Subsequent 15 minutes or		Normal - $9.53
fraction thereof - per occasion		Expedited - $13.43

26	Washington, D.C. Comprehensive - 11/13/06

Service Description or Element	Recurring Charges	Non Recurring Charges

VIII. UNBUNDLED DEDICATED TRANSPORT Interoffice Facilities	$711.09	Service Order $0.00
DS3		Installation $0.00
		Manual Surcharge $0.00
DS3 per mile	$15.21	Service Order $0.00
		Installation $0.00
		Manual Surcharge $0.00
DS1	$54.00	Service Order $0.00
		Installation $0.00
		Manual Surcharge $0.00
DS1 per mile	$2.05	Service Order $0.00
		Installation $0.00
		Manual Surcharge $0.00

27	Washington, D.C. Comprehensive - 11/13/06

Service Description or Element	Recurring Charges	Non Recurring Charges

IX. DARK FIBER Dark Fiber - Records Review (per pair)
		$156.82
Dark Fiber -10F Verizon C.O. to Verizon C.O.
Service Order
Serving Wire Center (“SWC”) Charge/SWC/Pair $8.01 IOF		$61.63 Mileage/Pair/Mile
IOF Mileage Installation Charge/Pair		$37.68
Expedited Handling Charge
		$190.92
Dark Fiber Loop		$122.66 Service Order
SWC Charge/SWC/Pair	$8.01
Loop Charge/Pair.	$60.31
Expedited Handling Charge		$61.63
		$37.20
Time and Materials Charges		$156.79
Network Transport Engineering (“NTE”) Planning/Hour		$313.10
NTE Design/Hour
NTE Technician/Hour
CO Technician/Hour		$59.09
		$59.28
		$41.79
X. MISCELLANOUS MAINTENANCE CHARGES		$41.27
Query Back
		$14.46
TC Not Ready
TC Not Ready - Expedite		$73.10
		$108.39
Misdirect In
Misdirect Expedite Misdirect Out		$43.55
Misdirect Expedite		$59.80
		$116.74
		$148.02

28	Washington, D.C. Comprehensive - 11/13/06

Service Description or Element	Recurring Charges	Non Recurring Charges

XI. House and Riser
Cable Investment per floor	$0.01
Building Access per pair	$0.58
50 Pair Terminal Charge		$262.00

XII. Routine Network Modifications[11]

Clear Defective Pair (Where feasible)	N/A	TBD
Reassignment of Non-Working Cable Pair	N/A	TBD
Binder Group Rearrangement	N/A	TBD
Repeater — Installation	N/A	TBD
Apparatus Case — Installation	N/A	TBD
Range Extenders — DSO Installation	N/A	TBD
Range Extenders — DS1 Installation	N/A	TBD
Channel Unit to Universal/Cotted DLC System (existing)	N/A	TBD
Serving Terminal — Installation/Upgrade	N/A	TBD
Activate Dead Copper Pair	N/A	TBD
Multiplexer — 1/0 - Installation	N/A	TBD
Multiplexer — 1/0 — Reconfiguration	N/A	TBD
Multiplexer— 3/1 - Installation	N/A	TBD
Multiplexer— 3/1 — Reconfiguration	N/A	TBD
Multiplexer— Other— Installation	N/A	TBD
Move Drop	N/A	TBD
Cross-Connection — Existing Fiber Facility	N/A	TBD
Line Card — Installation	N/A	TBD
Copper Rearrangement	N/A	TBD
Central Office Terminal — Installation	N/A	TBD
IDLC Only Condition	N/A	TBD
Other Required Modifications	N/A	TBD

OTHER

Commingled Arrangements — per circuit NRC	N/A	TBD
Conversion — Service Order per request	N/A	TBD
Conversion - NRC per circuit	N/A	TBD
Circuit Retag — per circuit	N/A	TBD
Access to Splice Point Sub-Loop Unbundling	N/A	TBD
Unbundled Fiber to the Home Loop Narrowband	N/A	TBD

Dark Fiber — Dark Fiber Routine Network Modifications	N/A	TBD

[11]

This Appendix may contain rates and charges for (and/or reference) services, facilities, arrangements and the like that Verizon does not have an obligation to provide under the Agreement (e.g., services, facilities, arrangements and the like for which an unbundling requirement does not exist under 47 U.S.C. Section 251(c)(3}). Notwithstanding any such rates and/or charges (and/or references) and, for the avoidance of any doubt, nothing in this Appendix shall be deemed to require Verizon to provide a service, facility, arrangement or the like that the Agreement does not require Verizon to provide, or to provide a service, facility, arrangement or the like upon rates, terms or conditions other than those that may be required by the Agreement.

29	Washington, D.C. Comprehensive - 11/13/06

C. RESALE[12]
I. Wholesale rates for resale of telecommunications services provided to end users[13]	Percentage discount from retail tariff as amended from time to time[14]

Resale of retail Telecommunications Services if RNK provides own Operator Services	14.79% or discount as determined by further Commission Order[15]

Resale of retail Telecommunications Services if RNK uses Verizon Operator Services	12.72% or discount as determined by further Commission Order[16]

D. OPERATIONS SUPPORT SYSTEM

Service or Element Description:		Recurring Charges:	Non-Recurring Charges:

Access to OSS (per month/per line)
1.	Ongoing and Recovery of one time
expense (during 10 yr. Period)
2.	Ongoing Only (after 10 yr Period)
3.	Access to Billing OSS; Daily Usage File	$0.00	$0.00
Per Message Recording
4.	Access to Billing OSS; Daily Usage File Delivery	$.000281/Message
Data Tape
Network Data Mover
	Line Installation	$20.32/Tape
$.000101/Message
Not Applicable
	Port Set-up		$66.66/
	Network Control Programming Coding		Programming
Hour
$10.70/Port
$66.66/
E. 911 INTERCONNECTION			Programming
Hour

Per interstate [BA FCC 1 Sec. 6.9.1.1
access tariffs for Feature Group D
service and DC PSC 218” as
applicable, for entrance facility plus
applicable transport, or Collection
Arrangement at 911 tandem

[12]	All rates and charges specified herein are pertaining to the Resale Attachment.

[13]

Excludes telecommunications services designed primarily for wholesale, such as switched and special access, and, subject to the Resale section of the Agreement, the following additional arrangements that are not subject to resale: limited duration promotional offerings (90 days or less), public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and Verizon in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and ether remitted to the recipient agency or NECA, or passed through to Verizon for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to Verizon.

[14]	Wholesale discount does not apply to telecommunications relay service charge embedded in Verizon’s retail rates.

[15]	See note 11 above.

[16]	See note 11 above.

30	Washington, D.C. Comprehensive - 11/13/06

F. TIME AND MATERIALS
Service Technician Charges (Maintenance Service Charges) (service technician work on unbundled loops outside of the central office)	Per Verizon Companies Administrative Guidelines (Deregulated Services) Sec. 2.D.2

Illustrative:

Initial visit charge $42.00 Work charge (per quarter hour) $16.00

31	Washington, D.C. Comprehensive - 11/13/06